Registration Statement No. 333-217200

Filed Pursuant to Rule 433

October 9, 2018

$SPX versus @NYSE FANG+ Index: End of Q3-2018. $FNGU $FNGD $FNGO $FNGZ $GNAF Microsectors.com

Index components: $FB $AAPL $AMZN $NFLX $GOOGL $BABA $BIDU $NVDA $TSLA $TWTR

https://www.sec.gov/Archives/edgar/data/927971/000121465918005116/l730181424b2.htm

$SPX versus @NYSE FANG+ Index: 01/01/2018 - 09/30/2018 $FNGU $FNGD $FNGO $FNGZ $GNAF Microsectors.com

Index components: $FB $AAPL $AMZN $NFLX $GOOGL $BABA $BIDU $NVDA $TSLA $TWTR

https://www.sec.gov/Archives/edgar/data/927971/000121465918005116/l730181424b2.htm

$NDX versus @NYSE FANG+ Index: End of Q3-2018 $FNGU $FNGD $FNGO $FNGZ $GNAF Microsectors.com

Index components: $FB $AAPL $AMZN $NFLX $GOOGL $BABA $BIDU $NVDA $TSLA $TWTR

https://www.sec.gov/Archives/edgar/data/927971/000121465918005116/l730181424b2.htm

$NDX versus @NYSE FANG+ Index: 01/01/2018 - 09/30/2018 $FNGU $FNGD $FNGO $FNGZ $GNAF Microsectors.com

Index components: $FB $AAPL $AMZN $NFLX $GOOGL $BABA $BIDU $NVDA $TSLA $TWTR

https://www.sec.gov/Archives/edgar/data/927971/000121465918005116/l730181424b2.htm

$SPX versus @NYSE FANG+ Index Year over Year. $FNGU $FNGD $FNGO $FNGZ $GNAF Microsectors.com

Index components: $FB $AAPL $AMZN $NFLX $GOOGL $BABA $BIDU $NVDA $TSLA $TWTR

https://www.sec.gov/Archives/edgar/data/927971/000121465918005116/l730181424b2.htm

$SPX versus @NYSE FANG+ Index: 09/30/2017 - 09/30/2018 $FNGU $FNGD $FNGO $FNGZ $GNAF Microsectors.com

Index components: $FB $AAPL $AMZN $NFLX $GOOGL $BABA $BIDU $NVDA $TSLA $TWTR

https://www.sec.gov/Archives/edgar/data/927971/000121465918005116/l730181424b2.htm

$NDX versus @NYSE FANG+ Index Year over Year. $FNGU $FNGD $FNGO $FNGZ $GNAF Microsectors.com

Index components: $FB $AAPL $AMZN $NFLX $GOOGL $BABA $BIDU $NVDA $TSLA $TWTR

https://www.sec.gov/Archives/edgar/data/927971/000121465918005116/l730181424b2.htm

$NDX versus @NYSE FANG+ Index 09/30/2017 - 09/30/2018 $FNGU $FNGD $FNGO $FNGZ $GNAF Microsectors.com

Index components: $FB $AAPL $AMZN $NFLX $GOOGL $BABA $BIDU $NVDA $TSLA $TWTR

https://www.sec.gov/Archives/edgar/data/927971/000121465918005116/l730181424b2.htm

$SPX versus @NYSE FANG+ Index Year over Year. $FNGU $FNGD $FNGO $FNGZ $GNAF Microsectors.com

Index components: $FB $AAPL $AMZN $NFLX $GOOGL $BABA $BIDU $NVDA $TSLA $TWTR

https://www.sec.gov/Archives/edgar/data/927971/000121465918005116/l730181424b2.htm

$SPX versus @NYSE FANG+ Index: 09/30/2017 - 09/30/2018 $FNGU $FNGD $FNGO $FNGZ $GNAF Microsectors.com

Index components: $FB $AAPL $AMZN $NFLX $GOOGL $BABA $BIDU $NVDA $TSLA $TWTR

https://www.sec.gov/Archives/edgar/data/927971/000121465918005116/l730181424b2.htm

$NDX versus @NYSE FANG+ Index Year over Year. $FNGU $FNGD $FNGO $FNGZ $GNAF Microsectors.com

Index components: $FB $AAPL $AMZN $NFLX $GOOGL $BABA $BIDU $NVDA $TSLA $TWTR

https://www.sec.gov/Archives/edgar/data/927971/000121465918005116/l730181424b2.htm

$NDX versus @NYSE FANG+ Index 09/30/2017 - 09/30/2018 $FNGU $FNGD $FNGO $FNGZ $GNAF Microsectors.com

Index components: $FB $AAPL $AMZN $NFLX $GOOGL $BABA $BIDU $NVDA $TSLA $TWTR

https://www.sec.gov/Archives/edgar/data/927971/000121465918005116/l730181424b2.htm

$SPX versus @NYSE FANG+ Index: Q3-2018. $FNGU $FNGD $FNGO $FNGZ $GNAF Microsectors.com

Index components: $FB $AAPL $AMZN $NFLX $GOOGL $BABA $BIDU $NVDA $TSLA $TWTR

https://www.sec.gov/Archives/edgar/data/927971/000121465918005116/l730181424b2.htm

$SPX versus @NYSE FANG+ Index: 07/01/2018 - 09/30/2018 $FNGU $FNGD $FNGO $FNGZ $GNAF

Microsectors.com  Index components: $FB $AAPL $AMZN $NFLX $GOOGL $BABA $BIDU $NVDA $TSLA $TWTR

https://www.sec.gov/Archives/edgar/data/927971/000121465918005116/l730181424b2.htm

$NDX versus @NYSE FANG+ Index: Q3-2018 $FNGU $FNGD $FNGO $FNGZ $GNAF Microsectors.com

Microsectors.com  Index components: $FB $AAPL $AMZN $NFLX $GOOGL $BABA $BIDU $NVDA $TSLA $TWTR

https://www.sec.gov/Archives/edgar/data/927971/000121465918005116/l730181424b2.htm

$NDX versus @NYSE FANG+ Index: 07/01/2018 - 09/30/2018 $FNGU $FNGD $FNGO $FNGZ $GNAF Microsectors.com

Microsectors.com  Index components: $FB $AAPL $AMZN $NFLX $GOOGL $BABA $BIDU $NVDA $TSLA $TWTR

https://www.sec.gov/Archives/edgar/data/927971/000121465918005116/l730181424b2.htm

$SPX versus @NYSE FANG+ Index: Q3-2018. $FNGU $FNGD $FNGO $FNGZ $GNAF Microsectors.com

Microsectors.com  Index components: $FB $AAPL $AMZN $NFLX $GOOGL $BABA $BIDU $NVDA $TSLA $TWTR

https://www.sec.gov/Archives/edgar/data/927971/000121465918005116/l730181424b2.htm

$SPX versus @NYSE FANG+ Index: 07/01/2018 - 09/30/2018 $FNGU $FNGD $FNGO $FNGZ $GNAF Microsectors.com

Microsectors.com  Index components: $FB $AAPL $AMZN $NFLX $GOOGL $BABA $BIDU $NVDA $TSLA $TWTR

https://www.sec.gov/Archives/edgar/data/927971/000121465918005116/l730181424b2.htm

$NDX versus @NYSE FANG+ Index: Q3-2018 $FNGU $FNGD $FNGO $FNGZ $GNAF Microsectors.com

Microsectors.com  Index components: $FB $AAPL $AMZN $NFLX $GOOGL $BABA $BIDU $NVDA $TSLA $TWTR

https://www.sec.gov/Archives/edgar/data/927971/000121465918005116/l730181424b2.htm

$NDX versus @NYSE FANG+ Index: 07/01/2018 - 09/30/2018 $FNGU $FNGD $FNGO $FNGZ $GNAF Microsectors.com

Microsectors.com  Index components: $FB $AAPL $AMZN $NFLX $GOOGL $BABA $BIDU $NVDA $TSLA $TWTR

https://www.sec.gov/Archives/edgar/data/927971/000121465918005116/l730181424b2.htm

$SPX versus @NYSE FANG+ Index Year to Date on 09/30/2018. $FNGU $FNGD $FNGO $FNGZ $GNAF Microsectors.com

Microsectors.com  Index components: $FB $AAPL $AMZN $NFLX $GOOGL $BABA $BIDU $NVDA $TSLA $TWTR

https://www.sec.gov/Archives/edgar/data/927971/000121465918005116/l730181424b2.htm

$SPX versus @NYSE FANG+ Index: 01/01/2018 - 09/30/2018 $FNGU $FNGD $FNGO $FNGZ $GNAF Microsectors.com

Microsectors.com  Index components: $FB $AAPL $AMZN $NFLX $GOOGL $BABA $BIDU $NVDA $TSLA $TWTR

https://www.sec.gov/Archives/edgar/data/927971/000121465918005116/l730181424b2.htm

$NDX versus @NYSE FANG+ Index Year to Date on 09/30/2018. $FNGU $FNGD $FNGO $FNGZ $GNAF Microsectors.com

Microsectors.com  Index components: $FB $AAPL $AMZN $NFLX $GOOGL $BABA $BIDU $NVDA $TSLA $TWTR

https://www.sec.gov/Archives/edgar/data/927971/000121465918005116/l730181424b2.htm

$NDX versus @NYSE FANG+ Index 01/01/2018 - 09/30/2018 $FNGU $FNGD $FNGO $FNGZ $GNAF Microsectors.com

Microsectors.com  Index components: $FB $AAPL $AMZN $NFLX $GOOGL $BABA $BIDU $NVDA $TSLA $TWTR

https://www.sec.gov/Archives/edgar/data/927971/000121465918005116/l730181424b2.htm

$SPX versus @NYSE FANG+ Index Year to Date on 09/30/2018. $FNGU $FNGD $FNGO $FNGZ $GNAF Microsectors.com

Microsectors.com  Index components: $FB $AAPL $AMZN $NFLX $GOOGL $BABA $BIDU $NVDA $TSLA $TWTR

https://www.sec.gov/Archives/edgar/data/927971/000121465918005116/l730181424b2.htm

$SPX versus @NYSE FANG+ Index: 01/01/2018 - 09/30/2018 $FNGU $FNGD $FNGO $FNGZ $GNAF Microsectors.com

Microsectors.com  Index components: $FB $AAPL $AMZN $NFLX $GOOGL $BABA $BIDU $NVDA $TSLA $TWTR

https://www.sec.gov/Archives/edgar/data/927971/000121465918005116/l730181424b2.htm

$NDX versus @NYSE FANG+ Index Year to Date on 09/30/2018. $FNGU $FNGD $FNGO $FNGZ $GNAF Microsectors.com

Microsectors.com  Index components: $FB $AAPL $AMZN $NFLX $GOOGL $BABA $BIDU $NVDA $TSLA $TWTR

https://www.sec.gov/Archives/edgar/data/927971/000121465918005116/l730181424b2.htm

$NDX versus @NYSE FANG+ Index 01/01/2018 - 09/30/2018 $FNGU $FNGD $FNGO $FNGZ $GNAF Microsectors.com

Microsectors.com  Index components: $FB $AAPL $AMZN $NFLX $GOOGL $BABA $BIDU $NVDA $TSLA $TWTR

https://www.sec.gov/Archives/edgar/data/927971/000121465918005116/l730181424b2.htm

NYSE FANG+™ Index vs The S&P 500® Index
(09/04/2018-09/28/2018)
3.00%
2.00%
1.00%
0.00%
-1.00%
-2.00%
-3.00%
-4.00%
-5.00%
-6.00%
9/4/2018
9/5/2018
9/6/2018
9/7/2018
9/8/2018
9/9/2018
9/10/2018
9/11/2018
9/12/2018
9/13/2018
9/14/2018
9/15/2018
9/16/2018
9/17/2018
9/18/2018
9/19/2018
9/20/2018
9/21/2018
9/22/2018
9/23/2018
9/24/2018
9/25/2018
9/26/2018
9/27/2018
9/28/2018
MicroSectors™
Past performance is not indicitive of future results.
NYSE FANG+™ Index
S&P 500® Index
Source: Bloomberg

$SPX versus @NYSE FANG+ Index for the month of September 2018. $FNGU $FNGD $FNGO $FNGZ $GNAF Microsectors.com

Microsectors.com  Index components: $FB $AAPL $AMZN $NFLX $GOOGL $BABA $BIDU $NVDA $TSLA $TWTR

https://www.sec.gov/Archives/edgar/data/927971/000121465918005116/l730181424b2.htm

NYSE FANG+™ Index vs The NASDAQ-100 Index
(09/04/2018-09/28/2018)
3.00%
2.00%
1.00%
0.00%
-1.00%
-2.00%
-3.00%
-4.00%
-5.00%
-6.00%
9/4/2018
9/5/2018
9/6/2018
9/7/2018
9/8/2018
9/9/2018
9/10/2018
9/11/2018
9/12/2018
9/13/2018
9/14/2018
9/15/2018
9/16/2018
9/17/2018
9/18/2018
9/19/2018
9/20/2018
9/21/2018
9/22/2018
9/23/2018
9/24/2018
9/25/2018
9/26/2018
9/27/2018
9/28/2018
MicroSectors™
NYSE FANG+™ Index
NASDAQ-100 Index
Source: Bloomberg

Past performance is not indicitive of future results.

$NDX versus @NYSE FANG+ Index for the month of September 2018. $FNGU $FNGD $FNGO $FNGZ $GNAF Microsectors.com

Microsectors.com  Index components: $FB $AAPL $AMZN $NFLX $GOOGL $BABA $BIDU $NVDA $TSLA $TWTR

https://www.sec.gov/Archives/edgar/data/927971/000121465918005116/l730181424b2.htm